UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2008

SMITH INTERNATIONAL, INC.

Delaware	1-8514	95-3822631
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
16740 Hardy Street, Houston, Texas 77032
(Address of principal executive offices) (Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On June 24, 2008, Smith International, Inc. (“Smith”) issued a joint press release with W-H Energy Services, Inc. (“W-H”) announcing that it commenced an exchange offer for all of the outstanding shares of common stock of W-H (together with the associated preferred stock purchase rights, the “Shares”). Subject to the terms and conditions of the offer, Smith will exchange each validly tendered Share for the following consideration, at the election of the holder of such Share: (i) $56.10 in cash, without interest, and 0.48 shares of Smith common stock (together with the associated preferred share purchase rights, “Smith Common Stock”), (ii) $93.55 in cash, without interest (the “All-Cash Consideration”), or (iii) 1.1990 shares of Smith Common Stock (the “All-Stock Consideration”), subject, in the case of elections of the All-Cash Consideration or the All-Stock Consideration, to proration. W-H shareholders who otherwise would be entitled to receive a fraction of a share of Smith Common Stock will instead receive an amount in cash (without interest) equal to the amount of such fraction multiplied by the All-Cash Consideration. A copy of the press release is attached hereto as Exhibit 99.01.
Important Information
     In connection with the exchange offer, Smith filed a registration statement on Form S-4 and a tender offer statement on Schedule TO with the SEC on June 24, 2008 and W-H filed a solicitation/recommendation statement on Schedule 14D-9 on June 24, 2008. These documents contain important information about the exchange offer that should be read carefully before any decision is made with respect to the exchange offer. These materials will be made available to the shareholders of W-H at no expense to them. Investors and security holders may obtain the documents free of charge at the SEC’s web site, www.sec.gov. In addition, such materials (and all other documents filed with the SEC) will be available free of charge at www.smith.com or www.whes.com. You may also read and copy any reports, statements and other information filed by Smith or W-H with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Copies of the exchange offer materials may also be obtained at no charge from MacKenzie Partners, Inc, the information agent for the offer, toll-free at 1-800-322-2885.
Forward-Looking Statements
     Certain comments contained herein are forward-looking in nature and are intended to constitute “forward-looking statements.” These forward-looking statements include, without limitation, statements regarding the consummation of the transaction, the expected closing date of the transaction, any other effect or benefit of the transaction and any other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. For a discussion of additional risks and uncertainties that could impact the companies’ results, review the Smith International, Inc. and the W-H Energy Services, Inc. Annual Reports on Form 10-K for the year ended December 31, 2007 and other filings with the SEC. These risks and uncertainties include the satisfaction of the conditions to consummate the proposed acquisition, changes in laws or regulations and other factors and uncertainties discussed from time to time in reports filed by the companies with the SEC.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description

99.01	Joint press release dated June 24, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL (Registrant)
Date: June 25, 2008	By:	/s/ Richard E. Chandler, Jr.
		Name:	Richard E. Chandler, Jr.
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Number	Description

99.01	Joint press release dated June 24, 2008.